                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2005

                              --------------------

                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     1-9371                    51-0283071
-------------------------------    ----------------          -------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE            (IRS EMPLOYER
        INCORPORATION)                  NUMBER)              IDENTIFICATION NO.)

         375 PARK AVENUE, SUITE 3201
             NEW YORK, NEW YORK                                   10152
       -------------------------------                          ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE                          (ZIP CODE)
                  OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1. On December 21, 2004, the Board of Directors of Alleghany Corporation (the "Company") adopted the 2005 Directors' Stock Plan (the "Directors' Plan"), to be effective upon stockholder approval. At the Company's 2005 Annual Meeting of Stockholders (the "2005 Annual Meeting") held on April 22, 2005, Alleghany stockholders approved the adoption of the Directors' Plan by an affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2005 Annual Meeting. A copy of the Directors' Stock Plan is filed herewith as Exhibit 10.01.

2. On December 21, 2004, the Board of Directors of the Company adopted the 2005 Management Incentive Plan (the "2005 Management Plan"), effective upon stockholder approval. At the 2005 Annual Meeting, Alleghany stockholders approved the adoption of the 2005 Management Plan by an affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at such meeting. A copy of the 2005 Management Plan is filed herewith as Exhibit 10.02.

      Under the 2005 Management Plan, the Compensation Committee of the Board of Directors (the "Compensation Committee') has the authority to select the officers (including officers who are directors) to participate in the 2005 Management Plan (after consideration of management's recommendations), to establish the performance goals and to determine the amounts of incentive compensation bonus payable to any participant. Upon the adoption of the 2005 Management Plan by the Board of Directors, the Compensation Committee made awards thereunder in respect of 2005 to eight officers of the Company, which awards were subject to stockholder approval of the 2005 Management Plan. The performance goal established by the Compensation Committee for these awards is based on 2005 Adjusted Earnings Per Share as compared with Target Plan Earnings Per Share for that year (as such terms are defined by the Compensation Committee pursuant to the 2005 Management
      Plan). The following table sets forth the maximum dollar value of the annual bonus awards made in respect of the year 2005 to participants in the 2005 Management Plan, which awards were subject to stockholder approval of the 2005 Management Plan.

                              2005 Management Plan

Name and Position                                              Dollar Value ($)
-----------------                                              ----------------
Weston M. Hicks.............................................   $   900,000
   President and chief
   executive officer
Robert M. Hart..............................................   $   294,896
   Senior Vice President,
   General Counsel and
   Secretary
Roger B. Gorham.............................................   $   262,500
   Senior Vice President,
   Finance
James P. Slattery...........................................   $   259,584
   Senior Vice President -
   Insurance
Peter R. Sismondo...........................................   $   114,938
   Vice President, Controller,
   Treasurer and Assistant Secretary
Executive Officers as a group...............................   $ 1,569,418
Non-executive officer directors as a group..................          --
Non-executive officer employees as a group..................   $   598,298

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

10.01    2005 Directors' Stock Plan
10.02    2005 Management Incentive Plan

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ALLEGHANY CORPORATION


                                            /s/ Peter R. Sismondo
                                            ------------------------------------
                                        By: Peter R. Sismondo
                                            Vice President,
                                            Controller,
                                            Treasurer and Assistant
                                            Secretary

Date: April 28, 2005

                                INDEX TO EXHIBITS

Exhibit Number      Exhibit Description
--------------      -------------------
10.01               2005 Directors' Stock Plan
10.02               2005 Management Incentive Plan